INVESTOR PRESENTATION

THIRD QUARTER 2025



Nasdaq Congratulates
Capital City Bank
On their 130th Anniversary
Capital City Bank

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Investor Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business; technological changes; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions (including the impact from the sale of our insurance subsidiary) acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and other financial service providers; action or inaction by the federal government, including as a result of any prolonged government shutdown or government intervention in the U.S. financial system; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict, terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and our other filings with the SEC, which are available at the SEC's internet site (https://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES

Unaudited

We present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other intangibles resulting from merger and acquisition activity. We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently.

Capital City Bank Group

Capital City Bank Group

BY THE NUMBERS*



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

A premier deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

1895 | Year Bank Founded

3rd Largest | Publicly traded financial holding company headquartered in Florida

$4.3 Billion | Total Assets

$2.6 Billion | Loans Held for Investment

$3.6 Billion | Total Deposits

- 88% in Florida, 7.97% market share
- 12% in Georgia, 5.03%[2] market share
- ~45%/55% consumer & commercial deposit mix

$3.2 Billion | Wealth Assets Under Management

$713.3 Million | Market Cap

52% Retail/48% Institutional (~20% Insider) | Ownership

62 Retail Offices[1] | Primarily in Florida and Georgia

28 | Residential Mortgage LPOs

108 | ATMs/ITMs

928 | Associates

** as of 9/30/25*

(1) Icons on map reflect retail offices. HQ is located in Tallahassee.

(2) excludes where CCBG has market share of less than .50%

ABOUT US

130 Years Operating as a Stable, Resilient, and Profitable Franchise.

LEADERSHIP

- Seasoned and experienced leaders who've successfully navigated multiple business cycles.
- Strong insider ownership.
- Deeply invested in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Culture and brand built on integrity, trust, and exceptional client service.

FOUNDATIONAL PRINCIPLES

- Relationship banking model focused on nurturing long-term relationships, providing trusted advice, and offering personalized client solutions.
- Strong footholds in high-growth metro and stable, rural markets.
- Full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services, including risk management and asset protection services.
- Employ technology to enhance client experience, to deepen client relationships, and to optimize delivery and operating efficiency.

Our 130 years of experience operating a profitable franchise demonstrates we adapt to the ever-changing industry conditions and the evolving needs of our clients.

DELIVERING SHAREOWNER VALUE

History of shareowner value growth.

HIGHLIGHTS

- Strong Growth in TBV/Share
  - YoY Growth of 17%[1]
  - 5 Year Avg. Annual Growth of 11%
- Strong Earnings
  - YoY Growth of 20%
  - 5 Year Avg. Annual Growth of ~ 13%
- Dividend/Share Growth
  - YoY Growth of 17%
  - 5 Year Avg. Annual Growth of 13%



SHAREOWNER RETURN
TBV
DPS
0.48
0.57
0.62
0.66
0.76
0.88
0.99(2)
14.37
13.76
17.12
17.27
20.45
23.65
26.38
2019
2020
2021
2022
2023
2024
3Q25
TBV per Share
Div per Share (DPS)



DILUTED EPS vs PTPCC(3)/DILUTED SHARE
$1.02
$1.01
$1.07
$1.21
$1.34
$0.77
$0.77
$0.99
$0.88
$0.93
3Q24
4Q24
1Q25
2Q25
3Q25
PTPCC/Diluted Share
Diluted Net Income



RETURN ON AVERAGE ASSETS, EQUITY
13.47%
13.07%
16.25%
13.88%
14.07%
10.87%
10.60%
13.32%
11.44%
11.67%
1.24%
1.22%
1.58%
1.38%
1.47%
3Q24
4Q24
1Q25
2Q25
3Q25
Return on Tangible Common Equity
Return on Average Equity
Return on Average Assets

(1) 9/30/2025 vs 9/30/2024
(2) YTD Annualized
(3) Pretax Precredit (LLP and ORE) Costs - see page 22

WHY CAPITAL CITY BANK GROUP?

Strong fundamentals and flexibility drive growth and position us for future opportunities.

DEPOSIT-DRIVEN CULTURE

Granular and Tenured Client Base

- Avg. Account Balance ~$28K
- Avg. Account Tenure ~16 Years

Diversified Deposit Mix

- ~45%/55% Consumer/ Business
- 36% Noninterest Bearing

Strong History of Growth

- 5-Year Avg Deposit CAGR of 7.6%

Low-Cost Funding and Reduced Volatility

- Avg. Cost of Funds/FF of 16% (5 Years) and 17% (10 Years)
- 31% Uninsured

Ranked #4 in Best Deposit Franchises among Large Community Banks in 2024 by S&P Global Market Intelligence.(1)

POSITIONED FOR GROWTH

Footholds in Two High-Growth, Strong Economic States

Scalable Platforms and Product Offerings

Attract and Retain Local Market Expertise/Talent

- Avg. Tenure of Executive Team: 32 years
- Avg. Tenure of Senior Management Team: 24 years
- Avg. Tenure of Associates: 10 years

REVENUE DIVERSIFICATION

Granular Loan Portfolio

- Avg. Loan Size: $118K
- $10MM In-house Lending Limit

Multiple Fee Income Sources

- Deposit, Wealth, Mortgage, and Bank Card Fees ~30% of Revenue

FORTRESS BALANCE SHEET

Core Deposit Funded

- No Wholesale

Balance Sheet Flexibility

- Loan/Deposit Ratio: 71%

Proven Credit Underwriting and Risk Management

- 5-Year Avg. Annual Credit Losses of 13 BPS
- CRE Composition of 141% of Tier 1 Capital

Nominal Exposure to Office

- ~$37MM (NOO) and $48MM (OO)
- Avg. Loan Size $491K

Strong Capital

- Tangible Capital Ratio of 10.7%

Investment Portfolio

- Market Value: $963MM
- 2.15 Year Duration
- 88% Government

As of 9/30/25

(1) deposit rankings of institutions with $3 to $10 Billion in assets. Rankings calculated based on eight metrics, with noninterest-bearing deposit concentration receiving the highest weighting.

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- 5-Year CAGR of ~7.6% Total Deposits ~7.7% MMA/SAV/NOW
- 36% Noninterest Bearing Balance[1]
- Average Account balance of $28k
  - Consumer - $15k
  - Business - $70k
- Total Deposit Beta
  - 4Q. 2015 to 4Q. 2018 = 9% } Up Rate Cycle
  - 1Q. 2022 to 2Q. 2024 = 12% } Up Rate Cycle
  - 3Q. 2024 to 3Q. 2025 = 15% } Down Rate Cycle

AVERAGE DEPOSIT PORTFOLIO COMPOSITION



Certificates of Deposit
4%
12%
Money Market Accounts
14%
Regular Savings Accounts
34%
NOW Accounts
36%
Noninterest Bearing Deposits

QUARTERLY AVERAGE DEPOSIT*



3,572
163
419
512
1,146
1,332
3,600
167
422
505
1,182
1,324
3,665
170
420
508
1,250
1,317
3,681
173
432
508
1,226
1,342
3,612
180
417
503
1,198
1,314
Sep 2024 QTD
Dec 2024 QTD
Mar 2025 QTD
Jun 2025 QTD
Sept 2025 QTD

	Sep 2024 QTD	Dec 2024 QTD	Mar 2025 QTD	Jun 2025 QTD	Sept 2025 QTD
Total Cost of Deposits	0.92%	0.86%	0.82%	0.81%	0.80%
Total Cost of Funds - CCBG	0.93%	0.88%	0.84%	0.82%	0.78%
Total Cost of Funds - Peer[2]	2.44%	2.56%	2.44%	2.33%	2.32%

● Noninterest Bearing Deposits ● Regular Savings Accounts ● Money Market Accounts
● NOW Accounts ● Certificates of Deposit

** in $ millions*
(1) YTD Avg 9/30/25
(2) Publicly Traded $1 - $5 Billion SE Commercial Banks (Source: S&P Market Intelligence)

LOCATED IN STRONG GROWTH MARKETS

Poised to capitalize on population growth and business and wealth migration in Florida and Georgia.

FLORIDA

National Ranking:

#1 New Business Startups[1]

- Florida's job growth outpaces the overall U.S. job growth rate.
- 1 in every 11 new U.S jobs is created in Florida each year
- Florida's more than 10 million jobs is greater than the populations of 40 U.S. states

#4 GDP: $1.82 Trillion in Q2:2025 [1]

- Fastest 4-year economy growth in the country
- Florida's economy grew at an annualized rate of 3.3% in Q2:2025
- 16th largest economy in the world
- U.S. News & World Report ranks Florida the #1 economy in the country
- 36 U.S. states each have an economy that's less than 1/3 the size of Florida's

#1 Net Income Migration[1]

#3 Largest Population[2]

#1 Manufacturing Job Growth over the past 10 years[1]

#10 Manufacturing Employment[1]

GEORGIA

National Ranking:

#4 Fortune 500 Companies with HQ in Atlanta[4]

- 440 of Fortune 500 Companies have a presence in Georgia[3]
- 17 Fortune 500 Companies have HQ in Georgia

#1 Logistic and Infrastructure[3]

- 9 commercial airports
- Ports with easy access to interstates and railroads

#8 Largest Population[2]

TOP 10 STATES NET INCOME MIGRATION[1]

($ Billions)



Colorado $1.50
Utah $1.09
Idaho $1.70
$3.07 Nevada
$3.68 Arizona
$4.64 North Carolina
$4.66 Tennessee
$4.77 South Carolina
$10.21 Texas
$36.05 Florida

TOP 5 STATES NET NEW FIRM RELOCATIONS[1]

2013-2023



600
500
400
300
200
100
0
-100
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
FL, 503
TN, 158
SC, 149
TX, 125
NC, 51
Source: U.S. Bureau of Labor Statistics, Florida Chamber Foundation Analysis
Florida
Tennessee
South Carolina
Texas
North Carolina

SE REGION POPULATION OUTLOOK[2]



8%
7%
6%
5%
4%
3%
2%
1%
0%
7.71
5.97
4.72
4.07
2.77
3.49
5.9
4.79
7.72
5.98
4.96
4.23
2.4
1.87
Florida
Georgia
Alabama
North Carolina
South Carolina
Tennessee
Population Change 2020-2025
Projected Change 2025-2030
U.S. Population Change 2020-2025
U.S. Projected Population Change 2025-2030

THE HOME DEPOT · DELTA · LOCKHEED MARTIN · ASBURY AUTOMOTIVE GROUP · GPC

(1) Florida Chamber Foundation (Net Income Migration: the amount of income that moved into the state minus the income that move out.)
(2) S&P Global
(3) Georgia Department of Economic Development
(4) Fortune media company

EXPANDED MARKETS

Strategically positioned in high-growth, favorable-demographic Northwest Florida and the Northern Arc of Atlanta.

EMERALD COAST

- Panama City-Panama City Beach population grew by 3.8%, the 2nd fastest-growing metro area in the nation in 2023-24[1]
- Household Income (HHI) in Walton County projected to increase by 16.32% from 2025-30[3]


Panama City

- Deposit growth of $26 million in the Emerald Coast market in 2025 attributed to new strategic retail locations and hiring local talent expertise

NORTHERN ARC

- Atlanta is the 6th largest metro region in the country[2]
- Gwinnett County and Cobb County rank #2 and #3 largest populations in Georgia[3]


Atlanta

EXPANDED MARKETS PROJECTED HHI CHANGE[3] 2025-2030


16%
14%
12%
10%
8%
6%
4%
2%
0%
9.74
16.32
8.32
9.89
10.68
8.82
8.18
Bay, FL
Walton, FL
Gwinnett, GA
Cobb, GA
Projected HH Income Change (%)
FL
GA
U.S.

HIGHLIGHTS

Economic Drivers:

- Northwest Florida real estate developer St. Joe has entitlements to develop over 170,000 residential units and 22 million sq ft of retail, commercial, and industrial space[4]
- St. Joe's residential pipeline has over 24,000 homesites, an increase of about 3,000 from March 31, 2025. Latitude Margaritaville Watersound community has 3,500 homes planned with 1,992 occupied and another 216 homes under contract as of June 30, 2025.[5]
- Georgia home to numerous corporate HQs, relocations and expansions
- Baby boomers' wealth transfer, Florida desirable retirement location
- Given market demographics, extensive opportunities to grow wealth assets under management

(1) U.S. Census Bureau
(2) Metro Atlanta Chamber, U.S. Census Bureau
(3) S&P Global
(4) The St. Joe Company 2024 Annual Report
(5) The St. Joe Company July 23, 2025, press release

LEGACY MARKETS

Offer stable and continued growth opportunities.


Augusta
Macon
Montgomery
Savannah
GEORGIA
ALABAMA
Tallahassee
Jacksonville
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA

CAPITAL CITY BANK'S STRONG MARKET POSITION

- #1 Tallahassee MSA – 20.92%
- #8 Gainesville MSA – 7.98%
- #6 SunCoast Market – 5.48%[3]
- #12 Macon MSA – 2.76%

HIGHLIGHTS

- Legacy Markets in Tallahassee, Gainesville, Suncoast and Macon are anchored by government, education, healthcare and small business
- Capital City Bank continues to prioritize attracting and retaining a strong, granular deposit base in its markets and taking advantage of competitor disruption

Capital City is a dominant player in rural markets

- Top 3 market share in 7 of 12 rural Florida markets (counties) in which CCB operates
- Top 3 market share in 1 of 3 rural Georgia markets (counties) in which CCB operates

STATE/NATIONAL DEMOGRAPHICS	CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
Total Deposits[1]	$441,366*	$354,251,306*	$3,313,035*	$868,559,352*	$19,327,175,618*
Population Growth Rate 2020-25[1]	2.8%	4.7%	10.6%	7.7%	1.9%
Projected Population Growth 2025-30[1]	2.72%	4.1%	6.9%	6.0%	2.40%
Median HHI 2025[1]	$58,531	$75,118	$61,824	$72,722	$78,770
Projected HHI Growth 2025-30[1]	2.06%	8.2%	7.82%	10.7%	8.8%

** (000s)*
(1) S&P Global (deposits June 2025)
(2) Florida Chamber Foundation
(3) includes Hernando and Citrus Counties

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service and propel growth.

Create Exceptional Client Experiences

- Enhanced self-service tools for digital banking
  - Enables client to dictate service, method, timing
  - 46% of client transactions completed without face-to-face interaction
- Expand ITM locations
  - Extends banking hours and options for clients
  - 17+ types of client transactions can be conducted
  - Existing and new offices can operate with fewer positions where ITMs are deployed
  - Allows associates to focus on more complex client interactions and cross-sell opportunities



ITMs extend client banking hours and improve the bank's operational efficiency.

Improve Operational Efficiency

- Utilize enterprise automation solutions to streamline business processes
- Streamline small business loan application process
- Seek opportunities for scalability, flexibility, and cost-efficiency in digital applications and services
- Continuous review of cybersecurity processes and strategies to detect modern and emerging threats

Deepen Client Relationships

- Use data analytics for cross-sell opportunities and to increase client tenure
- Leverage business intelligence to identify and attract new clients


Strategic Initiatives
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses
Continuous System Upgrades

DIVERSE LOAN PORTFOLIO

HIGHLIGHTS

- Top 25 loan relationships are ~ 5% of total loans
- Total loan portfolio avg. loan size $118K
- In-house lending limit of $10 million

LOAN PORTFOLIO(1)


1%
<1%
Direct Consumer
Other Loans
6%
Indirect Auto
6%
Construction R/E
7%
Commercial Loans
9%
Home Equity R/E
$2,582,007
40%
Residential R/E
30%
Commercial R/E

CRE COMPOSITION(1)


2%
Land Development
17%
Vacant Land
$608,097
141% of
Tier 1 Capital
23%
Construction
58%
Improved Property

IMPROVED PROPERTY COMPOSITION(1)


Gas Station/C-Store
2%
1%
Commercial Condos
9%
Industrial/ Warehouse
11%
Office(2)
12%
Other
$350,174
81% of
Tier 1 Capital
31%
Retail
15%
Multi-Family
19%
Hotel/Motel

CONSTRUCTION & LAND DEVELOPMENT(1)


6%
Land Development
14%
Commercial Construction
$257,923
66% of
Tier 1 Capital
40%
Residential Construction(3)
40%
Vacant Land

3Q2025-EOM
(1) $ in thousands
(2) Avg. Loan - $491,000
(3) Includes Owner Occupied Residential Construction-Perm loans of $73 million

GENERATE LOAN GROWTH

PERIOD END LOANS HFI

($ In Millions /% Growth)


$3000
$2500
$2000
$1500
$1000
$500
$0
3.5% $1,836
9.3% $2,006
(3.7%)(1) $1,931
32.0% $2,548
7.3% $2,734
-3.0% $2,652
-3.5%(2) $2,582
2019
2020
2021
2022
2023
2024
3Q25

	2019	2020	2021	2022	2023	2024	3Q25
Total SBA PPP (in millions)		178	0.2				

(1) Includes SBA PPP Activity - Excluding SBA PPP = 5.6% core growth
(2) Annualized growth

GROWTH BY SEGMENT

($ in Thousands/% of Total)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,683,096
7.3%
8.2%
30.6%
38.1%
7.9%
7.0%
$2,651,550
7.1%
8.3%
29.4%
38.8%
8.3%
6.6%
$2,660,770
6.9%
7.2%
30.3%
39.1%
8.5%
6.9%
$2,631,490
6.8%
6.6%
30.5%
39.8%
8.7%
6.6%
$2,582,007
6.9%
6.1%
30.4%
40.2%
9.1%
6.3%

	3Q24	4Q24	1Q25	2Q25	3Q25
Commercial Loans	$194,625	$189,208	$184,393	$180,008	$179,018
Construction R/E	$218,899	$219,994	$192,282	$174,115	$156,756
Commercial R/E	$819,955	$779,095	$806,942	$802,504	$785,290
Residential R/E	$1,023,485	$1,028,498	$1,040,594	$1,046,368	$1,037,324
Home Equity R/E	$210,988	$220,064	$225,987	$228,201	$234,111
Direct Consumer	$24,427	$24,333	$23,784	$23,095	$22,696
Indirect Auto	$188,878	$175,146	$182,407	$174,388	$163,151
Other - LIP	$1,839	$15,212	$4,381	$2,811	$3,661
Total Loans HFI	2,683,096	2,651,550	$2,660,770	$2,631,490	$2,582,007

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $3.2 Billion - 5-Year CAGR of ~10.4%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME[1]
$153 MILLION


1% Direct Consumer
Indirect Auto 5%
6% Commercial Loans
7% Funds Sold & Deposits
7% Construction R/E
9% Home Equity R/E
12% Investment Securities
24% Commercial R/E
29% Residential R/E

FEE INCOME[1]
$62 MILLION


9% Other
26% Wealth Management Fees
18% Bank Card Fees
32.7% of Operating Revenues
21% Mortgage Banking Revenues
26% Deposit Fees

(1) YTD - 9/30/25

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **13 basis points**
- ACL coverage **1.17% of loans**

NON-PERFORMING LOANS*
(% of Loans HFI)


$8
$4
$0
0.22%
$4.3
0.09%
$2.7
0.23%
$6.2
0.24%
$6.3
0.32%
$8.2
2021
2022
2023
2024
3Q25

CLASSIFIED LOANS*
(% of Total Loans HFI)


$30
$24
$18
$12
$6
$0
0.93%
$18
0.76%
$19
0.81%
$22
0.75%
$20
1.03%
$27
2021
2022
2023
2024
3Q25

ACL ACTIVITY*[1]


$30
$25
$20
$15
$10
$5
$0
$21.6
$25.1
$29.9
$29.3
$30.2
1.11%
(0.03)%
0.98%
0.16%
1.10%
0.18%
1.10%
0.21%
1.17%
0.12%
2021
2022
2023
2024
3Q25

(000's)	2021	2022	2023	2024	3Q25
Provision for Credit Losses[2]	(1,553)	7,494	9,714	4,031	3,269
Net Charge-Offs[2]	(632)	3,935	4,722	5,665	2,400

Allowance for Credit Losses ("ACL") — ACL Coverage Ratio (Loans HFI) — Net Charge Ratio

*in millions
(1) HFI loans only; does not include $2.1 million in allowance for unfunded loans at 09/30/25.
(2) YTD 9/30/25

CAPITAL

HIGHLIGHTS

- TCE Ratio of 10.66% at September 30, 2025
- YoY[1] Growth of 16.76% in TBV/Share
- $258MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of 10.48% if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL

($ In Millions)


$500
$400
$300
$200
$100
0
3Q24
4Q24
1Q25
2Q25
3Q25

	3Q24	4Q24	1Q25	2Q25	3Q25
Tier 1 Capital Ratio	16.77	17.46	18.01	18.38	19.33
RBC Ratio	17.97	18.64	19.20	19.60	20.59
Common Equity Tier 1	14.88	15.54	16.08	16.81	17.73
Excess Regulatory Capital	$201,450	$216,165	$230,523	$237,146	$258,162

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY (non-GAAP)

($ In Millions, except per share data)


$500
$400
$300
$200
$100
0
$384
9.28%
$371
8.97%
$403
9.51%
$387
9.13%
$419
9.61%
$408
9.33%
$433
10.09%
$424
9.86%
$452
10.66%
$444
10.48%
3Q24
4Q24
1Q25
2Q25
3Q25

	3Q24	4Q24	1Q25	2Q25	3Q25
TBV/ Share	22.60	23.65	24.59	25.37	26.38
Adj. TBV/ Share	21.84	22.71	23.88	24.79	25.93

TCE · Adj. Tangible Capital

(1) 9/30/25 vs 9/30/24

CAPITAL MANAGEMENT

EARNINGS ALLOCATION

- Dividend ~(25-35%)
- Organic Growth, M&A, Build Excess Capital ~(35-45%)
- Share Repurchase ~(5-15%)
- TRUP Retirement ~(5%)

CAPITAL METRICS


TANGIBLE K
REGULATORY
EXCESS = $155MM
$452MM
EXCESS = $112MM
$527MM
$495MM
$454MM

KEY RATIOS[1]

Tangible K	10.7%
Total K	20.6%
Tier 1 ("T1") K	19.3%
Common Equity T1	17.7%
Leverage	11.6%

TANGIBLE CAPITAL RATIO IS MANAGED WITHIN A 7-9% RANGE:

- **>7% - BUILD & RETURN CAPITAL** – Focus on building capital, dividend and share repurchases
- **>8% - FLEXIBILITY** – Opportunistic on organic growth, investment, or M&A
- **>9% - GREATER FLEXIBILITY** – More intentional search for growth and expansion opportunities

EXCESS CAPITAL REFLECTS:

- **Tangible Capital Ratio** > 7%
- **Leverage Ratio** > 9%
- Allows for capital cushion and flexibility/options

(1) As of 9/30/25

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 76% of Loan Portfolio is Variable or Adjustable
- 47% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.15 Duration)
  - $70 million in cash flow repricing in 4Q 2025 from 2.15%
  - $300 million in cash flow repricing in 2026 from 2.39%

LOAN REPRICING [1] - HFI LOANS


9%
>60 Months
18%
Overnight
27%
25 - 60 Months
29%
12 Months
17%
24 Months

LOAN RATE MIX


24% Fixed
60% Adjustable
$2,582
(in millions)
16% Variable

(1) Static Gap - Contractual Repricing

CULTURE & ACCOLADES

Our culture distinguishes us from our competitors and is the driving force behind our continued success. Leadership is committed to a culture that values people alongside results.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

OUR CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

Forbes

World's Best Banks 2025

America's Best Banks 2025
Ranked #13

America's Best-in-State Banks 2025
Ranked #5 in Florida, Ranked #4 in Georgia

AMERICAN BANKER

Best Banks to Work For 2024
12 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2025
14 Consecutive Years

LPL Financial

2025 Capital City Investments is Ranked #18 in revenue generated among more than 1,100 financial institutions and Ranked #2 among Banks with Institution Assets Less than $10 Billion

Cobb Life Magazine's
Best Of Cobb Runner-Up
Capital City Bank 2025

Emerald Coast Magazine
Best of the Emerald Coast 2025

Levy Citizen
Best of the Tri-County
Financial Institution

Levy Citizen
Best of the Tri-County
Investment Counselor:
Danny Etheridge,
Capital City Investments 2024

Palatka Daily News
Readers' Choice Award 2024

Tallahassee Magazine
Best of Tallahassee 2024

Tallahassee Democrat
Community's Choice Awards
Top Bank 2025

SUPPLEMENTAL INFORMATION

PERFORMANCE HIGHLIGHTS - ($ in thousands, except per share data)

INCOME STATEMENT	3Q25	2Q25	3Q24
Interest Income	51,431	51,459	49,328
Interest Expense	7,874	8,275	9,117
Net Interest Income	43,557	43,184	40,211
Provision for Credit Losses	1,881	620	1,206
Noninterest Income	22,331	20,014	19,513
Noninterest Expense	42,916	42,538	42,921
Income Taxes	5,141	4,996	2,980
Noncontrolling Interest	–	–	501
Net Income Attributable to Common Shareowners	15,950	15,044	13,118
Diluted Earnings Per Share	0.93	0.88	0.77
RATIOS - %			
Return on Average Assets	1.47	1.38	1.24
Return on Average Equity	11.67	11.44	10.87
Net Interest Margin	4.34	4.30	4.12
Net Charge-offs to Average Loans	0.18	0.09	0.19
Efficiency Ratio (FTE)	65.09	67.26	71.81
Dividend Payout Ratio	28.09	27.02	30.12
BALANCE SHEET - ($ in thousands)			
Investments	984,137	999,298	904,643
Loans Held for Investment	2,582,007	2,631,490	2,683,096
Total Assets	4,323,774	4,391,753	4,225,316
Noninterest Bearing Deposits	1,303,786	1,332,080	1,330,715
Interest Bearing Deposits	2,311,126	2,372,773	2,248,362
Total Deposits	3,614,912	3,704,853	3,579,077
Capital	540,635	526,423	476,499
RATIOS - %			
Diluted Tangible Book Value Per Share*	$26.38	$25.37	$22.60
Tangible Common Equity*	10.66	10.09	9.28
Nonperforming Loans to Loans HFI	0.32	0.25	0.25
Reserve to Loans	1.17	1.13	1.11
Reserve to Nonperforming Loans	368.54	463.01	452.64

*(Non-GAAP)

THIRD QUARTER 2025

HIGHLIGHTS - 3Q25 VS 2Q25

Income Statement

- Tax-equivalent net interest income totaled $43.6 million compared to $43.2 million for the second quarter of 2025
  - Net interest margin increased four-basis points to 4.34% due to a four-basis point decline in cost of funds to 78 basis points
- Provision for credit losses increased by $1.3 million to $1.9 million for the third quarter of 2025 - net loan charge-offs were 18-basis points (annualized) of average loans – allowance coverage ratio increased to 1.17% at September 30, 2025
- Noninterest income increased by $2.3 million, or 11.6%, due to a $1.2 million increase in other income which included a $0.7 million gain from the sale of our insurance subsidiary, and higher mortgage banking revenues of $0.6 million and deposit fees of $0.6 million
- Noninterest expense increased by $0.4 million, or 0.9%, due to an increase in other miscellaneous expenses

Balance Sheet

- Loan balances decreased by $46.4 million, or 1.7% (average), and decreased by $49.5 million, or 1.9% (end of period)
- Deposit balances decreased by $68.4 million, or 1.9% (average), and decreased by $89.9 million, or 2.4% (end of period) due to the seasonal decrease in our public fund balances
  - Noninterest bearing deposits averaged 36.4% of total deposits for the third quarter of 2025 and 36.3% for the year
- Tangible book value per diluted share (non-GAAP financial measure) increased by $1.01, or 4.0%

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TOTALS[1] ($ in thousands)

	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025
Shareowners' Equity (GAAP)	476,499	495,317	512,575	526,423	540,635
Less: Goodwill (GAAP)	92,813	92,773	92,733	92,693	$89,095
Tangible Shareowners' Equity (non-GAAP)	383,686	402,544	419,842	433,730	451,540
Total Assets (GAAP)	4,225,316	4,324,932	4,461,233	4,391,753	4,323,774
Less: Goodwill (GAAP)	92,813	92,773	92,733	92,693	89,095
Tangible Assets (non-GAAP)	4,132,503	4,232,159	4,368,500	4,299,060	4,234,679
Tangible Common Equity Ratio (non-GAAP)	9.28%	9.51%	9.61%	10.09%	10.66%

	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025
Income Before Income Taxes (GAAP)	16,097	17,309	21,985	20,040	21,091
Plus: Provision for Loan Losses (GAAP)	1,206	701	768	620	1,881
Plus: Other Real Estate Owned Expense (GAAP)	46	(951)	(4,469)	22	18
QTD Pre Tax Pre Credit Costs	17,350	17,058	18,284	20,682	22,990
AVG Diluted Shares Outstanding	16,979	16,990	17,044	17,088	17,114
Pre-Tax Pre-Credit Costs per Diluted Share	1.02	1.01	1.07	1.21	1.34

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com